UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED DRAINAGE SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 23, 2020.

Advance Drainage Systems, Inc./WMS ADS ADVANCED DRAINAGE SYSTEMS, INC./WMS 4640 TRUEMAN BLVD. HILLIARD, OH 43026 D18745-P40408

Meeting Information

Meeting Type: Annual Meeting

For holders as of: May 29, 2020

Date: July 23, 2020 Time: 10:00 AM Eastern Time

Location:

Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/WMS2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit

www.virtualshareholdermeeting.com/WMS2020 and be sure to have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX

(located on the following page).

You are receiving this communication because you hold shares in the company named above or you are a participant in the

Advanced Drainage Systems, Inc. Employee Stock Ownership Plan.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See reverse side of this notice to obtain proxy materials and voting instructions

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 10-K WRAP

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 9, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/WMS2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D18746-P40408

Voting Items

The Board of Directors recommends you vote

FOR all of the nominees listed and FOR proposals

2, 3, 4 and 5.

1. Election of Directors

1a. D. Scott Barbour

1b. Michael B. Coleman

1c. Tanya Fratto

1d. Carl A. Nelson, Jr.

1e. Anesa T. Chaibi

2. Approval, in a non-binding advisory vote, of the compensation for named executive officers.

3. Ratification of the appointment of Deloitte &

Touche LLP as the Company's Independent

Registered Public Accounting Firm for fiscal year

2021.

D18747-P40408

4. Approval of amendments to the Company's

Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to declassify the Board of Directors over a three-year period and provide that directors elected on or after the 2021 Annual Meeting serve for one-year terms.

5. Approval of amendments to the Company’s

Certificate of Incorporation to eliminate provisions requiring supermajority stockholder approval to amend certain provisions of the Certificate of Incorporation and to amend the Bylaws.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D18748-P40408